Exhibit 24.1


                                POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints each of Eric Nowling and Michael LaBosco with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any and all amendments (including post-effective amendments thereto) to this Registration Statement to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by each of the following persons in the capacities indicated, on the date indicated below.

Signature                                  Title                         Date
---------                                  -----                         ----

                          Chairman, President and Chief Executive
/s/ Steven J. Bilodeau    Officer
------------------------- (Principal Executive Officer)            July 19, 2005
Steven J. Bilodeau

                          Director, Senior Vice President
/s/ Andrew M. Caggia      and Chief Financial Officer
------------------------- (Principal Financial Officer)            July 19, 2005
Andrew M. Caggia


/s/ Timothy P. Craig
------------------------- Director                                 July 19, 2005
Timothy P. Craig


/s/ Peter F. Dicks
------------------------- Director                                 July 19, 2005
Peter F. Dicks


/s/ James A. Donahue
------------------------- Director                                 July 19, 2005
James A. Donahue


/s/ Ivan T. Frisch
------------------------- Director                                 July 19, 2005
Ivan T. Frisch


/s/ Eric M. Nowling        Vice President and Controller
------------------------- (Principal Accounting Officer)           July 19, 2005
Eric M. Nowling